UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 26, 2008 (June 24, 2008)

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NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

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Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 19th Floor New York, New York		10173
(Address of principal executive offices)		(Zip Code)

(212) 301-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2008, Mr. Douglas W. Hammond, Executive Vice President and Chief Operating Officer of National Financial Partners Corp. (the “Company”), ended his tenure as General Counsel of the Company, effective June 25, 2008.

Item 8.01	Other Matters.

Mr. Stan E. Barton, Senior Vice President and Deputy General Counsel of the Company, has been promoted to Executive Vice President and General Counsel, effective June 25, 2008. Mr. Barton will continue in his capacity as Chief Compliance Officer.

Item 9.01	Financial Statements and Exhibits.

On June 26, 2008, the Company issued a press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated June 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: June 26, 2008

By:	/s/ Jessica M. Bibliowicz

Name:	Jessica M. Bibliowicz
Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated June 26, 2008